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                                                                   EXHIBIT 10.21

                             AMENDMENT NO. 5 TO THE
                                CREDIT AGREEMENT


                                                       DATED AS OF JUNE 25, 2004


          AMENDMENT NO. 5 TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") among Rayovac Corporation, a Wisconsin corporation (the "COMPANY"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below and signatory hereto (collectively, the "LENDERS") and Bank of America, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Company, VARTA Consumer Batteries GmbH & Co. KGaA (formerly known as VARTA Geratebatterie GmbH) (the "SUBSIDIARY BORROWER" and, together with the Company, the "BORROWER"), the Lenders and the Administrative Agent have entered into a Third Amended and Restated Credit Agreement dated as of October 1, 2002 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Company has requested that the Lenders amend the Credit Agreement in certain respects as set forth below.

          (3) The Lenders signatory hereto are, on the terms and conditions stated below, willing to grant the request of the Company, and the Company and such Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in SECTION 2 hereof, hereby amended as follows:

          (a)     SECTION 1.1 is amended as follows:

                  (i) By deleting the definition of "WHOLLY-OWNED SUBSIDIARY" in its entirety and inserting the following definition in replacement therefor:

                        "WHOLLY-OWNED SUBSIDIARY means (i) the Subsidiary
                  Borrower and (ii) any Person in which (other than director's qualifying shares or similar shares owned by other Persons due to native ownership requirements) 100% of the capital stock or other equity interests of each class is owned beneficially and of record by the Company or by one or more Wholly-Owned Subsidiaries, PROVIDED that references herein to "Wholly-Owned Subsidiaries" shall in any event include Microlite S.A. and/or Ningbo

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                  Baowang Battery Company so long as at least 80% of each class of capital stock or other equity interests of Microlite S.A. and Ningbo Baowang Battery Company, respectively, is owned beneficially and of record by the Company or by one or more Wholly-Owned Subsidiaries."

                  (ii) By adding the following new definitions in the appropriate alphabetical order:

                        "AMENDMENT NO. 5 means Amendment No. 5 to the Credit
                  Agreement, dated as of June 25, 2004, among the Company, the Lenders party thereto and the Administrative Agent.

                        80% SUBSIDIARY means any Foreign Subsidiary in which
                  (other than director's qualifying shares or similar shares owned by other Persons due to native ownership requirements) 80% of the capital stock or other equity interests of each class is owned beneficially and of record by the Company or by one or more Wholly-Owned Subsidiaries."

          (b) SECTION 8.1 is amended by (i) deleting the word "and" at the end of SUBSECTION (o) thereof, (ii) deleting the punctuation mark "." at the end of SUBSECTION (p) thereof and inserting "; and" in replacement therefor and
(iii) adding the following new SUBSECTION (q):

                  "(q) Liens on property of any Foreign Subsidiary (other than the Subsidiary Borrower) securing Indebtedness of such Foreign Subsidiary permitted under the provisions of SECTION 8.5."

          (c)     SECTION 8.2 is amended as follows:

                  (i) By deleting the phrase "or transfers by any Wholly-Owned Subsidiary" in SUBSECTION (d) thereof and inserting the parenthetical "or transfers by any Subsidiary" in replacement therefor.

                  (ii) By deleting the word "and" at the end of SUBSECTION (h) thereof.

                  (iii) By deleting the punctuation mark "." at the end of SUBSECTION (i) thereof and inserting "; and" in replacement therefor.

                  (iv)  By adding the following new SUBSECTION (j):

                        "(j)   the non-recourse sale of accounts receivable by
                  any Foreign Subsidiary (other than the Subsidiary Borrower) in the ordinary course of business."

          (d) SECTION 8.4 is amended by deleting SUBSECTION (c) thereof and inserting the following in replacement therefor:

                  "(c) investments by the Company in its Wholly-Owned Subsidiaries or 80% Subsidiaries or by any Subsidiary in any Wholly-Owned Subsidiary or 80%

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          Subsidiary, in the form of contributions to capital or loans or advances; PROVIDED that, immediately before and after giving effect to such investment, no Event of Default or Unmatured Event of Default shall have occurred and be continuing and the aggregate amount invested by the Company and its Subsidiaries (other than Foreign Subsidiaries) in Foreign Subsidiaries after the Effective Date (excluding investments in Cayman Finance Co. which constitute Guaranty Obligations) shall not exceed $100,000,000;

          (e)     SECTION 8.5 is amended as follows:

                  (i)   By (A) deleting the word "and" at the end of SUBSECTION
          (k) thereof, (B) deleting the punctuation mark "." at the end of SUBSECTION (l) thereof and inserting "; and" in replacement therefor and (C) adding the following new SUBSECTION (m):

                        "(m)   Indebtedness incurred by the Subsidiary Borrower
                  in connection with leases for the Subsidiary Borrower's leased facilities located in Ellwangen, Germany and Dischingen, Germany."

                  (ii) By deleting the parenthetical "(other than Indebtedness permitted by SUBSECTION (f) below)" in SUBSECTION (d) thereof and inserting the parenthetical "(other than Indebtedness permitted by SUBSECTION (f) or (m) below)" in replacement therefor.

                  (iii) By deleting the figure "$30,000,000" in SUBSECTION (d) thereof and inserting the figure "$100,000,000" in replacement therefor.

                  (iv) By deleting the proviso in SUBSECTION (d) thereof and inserting the following new proviso in replacement therefor:

                  (v) "(PROVIDED the aggregate amount of Indebtedness of the Subsidiary Borrower, other than Indebtedness hereunder or permitted by SUBSECTION (e), (f) or (m) below, shall not exceed $10,000,000)".

                  (vi) By deleting SUBSECTION (e) thereof and inserting the following new proviso in replacement therefor:

                        "(e)   Indebtedness of Subsidiaries to the Company,
                  Wholly-Owned Subsidiaries or 80% Subsidiaries, PROVIDED that
                  (i) any such Indebtedness incurred by the Company or any Domestic Subsidiary on or following the Amendment No. 3 Effective Date must be unsecured and expressly subordinated to the prior payment in full in cash of all obligations hereunder and under the Loan Documents and (ii) any such Indebtedness owed to the Company or any Domestic Subsidiary, unless incurred by the Company or any Domestic Subsidiary, and incurred on or following the Amendment No. 3 Effective Date must be evidenced by an unsubordinated promissory note that has been pledged and assigned as required by the Security Agreement;".

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          (f)     SECTION 8.8 is amended by deleting SUBSECTION (d) thereof and inserting the following in replacement therefor:

                  "(d) Guaranty Obligations by the Company relating to Indebtedness of Wholly-Owned Subsidiaries or 80% Subsidiaries which is permitted hereunder;".

          (g) SECTION 8.10(c) is amended by (i) deleting the word "and" at the end of SUBSECTION (c) thereof, (ii) deleting the punctuation mark "." at the end of SUBSECTION (d) thereof and inserting "; and" in replacement therefor and
(iii) adding the following new SUBSECTION (e):

                  "(e) capital leases entered into by any Subsidiary; PROVIDED that (i) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the incurrence of the obligations contemplated thereby and (ii) such capital leases are otherwise permitted under the provisions of SECTION 8.5."

          (h)     SECTION 8.14 is amended by:

                  (i) Deleting SUBSECTION (a) thereof and inserting the following in replacement therefor:

                  "(a) any Subsidiary may declare and pay dividends to the Company or a Subsidiary;";

                  (ii) Deleting the word "and" at the end of SUBSECTION (g) thereof;

                  (iii) Deleting the punctuation mark "." at the end of SUBSECTION (h) thereof and inserting "; and" in replacement therefor; and

                  (iv)  Adding the following new SUBSECTION (i):

                  "(i) any 80% Subsidiary may declare and pay dividends for any fiscal year in an aggregate amount not to exceed the amount of such 80% Subsidiary's earnings during such fiscal year to its shareholders on a pro rata basis.".

          (i)     SECTION 8.17 is amended in its entirety to read as follows:

                  "8.17 CAPITAL EXPENDITURES. The Company shall not permit the aggregate amount of all Capital Expenditures made by the Company and its Subsidiaries in any fiscal year to exceed an amount equal to:

                        (a) For the fiscal years ending September 30, 2002 and September 30, 2003, $35,000,000;

                        (b) For the fiscal year ending September 30, 2004, the sum of (i) $35,000,000 and (ii) an amount equal to the greater of (x) $35,000,000

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                  MINUS the actual amount of Capital Expenditures in the fiscal year ending September 30, 2003 and (y) $0;

                        (c) For the fiscal year ending September 30, 2005, $50,000,000;

                        (d) For the fiscal year ending September 30, 2006 and each fiscal year thereafter, the sum of (i) $50,000,000 and
                  (ii) an amount equal to the greater of (x) $50,000,000 MINUS the actual amount of Capital Expenditures in the immediately preceding fiscal year and (y) $0;

          PROVIDED that in no event shall Indebtedness incurred in connection with the Rosata/Paula Acquisitions be considered Capital Expenditures for purposes of this SECTION 8.17."

          SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, and as of the date (the "AMENDMENT NO. 5 EFFECTIVE DATE") on which, (a) the Administrative Agent shall have received (x) counterparts of this Amendment executed by the Company and Lenders with aggregate Percentages of 66 2/3% or more or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (y) counterparts of the Consent appended hereto (the "CONSENT"), executed by each Guarantor (other than the Company), each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, and
(b) the Administrative Agent shall have received all fees due and payable in connection with this Amendment No. 5 and payment of all accrued fees and expenses of the Administrative Agent (including the reasonable and accrued fees of counsel to the Administrative Agent invoiced on or prior to the date hereof).

          SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

               (a) The Company and each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

               (b) The execution, delivery and performance by the Company of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, the execution and delivery by each Guarantor of the Consent and the Loan Documents to which it is or is to be a party, and the consummation of the transactions contemplated hereby are within the Company's and each Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Organization Documents of the Company or any Guarantor, (ii) violate any Requirement of Law, (iii) conflict with or result in a breach or contravention of, or the creation of a Lien (except for the Liens created under the Collateral Documents, as amended hereby) under, any document evidencing any Contractual Obligation to which the Company or any Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which either the Company, any Guarantor or any of their properties is subject.

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               (c)      No approval, consent, exemption, authorization or other
     action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the due execution, delivery or performance by, or enforcement against, either the Company of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party or any Guarantor of the Consent or any other Loan Document to which it is a party.

               (d) This Amendment has been duly executed and delivered by the Company. This Amendment and each of the other Loan Documents, as amended hereby, to which the Company is a party are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Consent and each of the other Loan Documents, as amended hereby, to which each Guarantor is a party are legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms.

               (e) There is no action, suit, investigation, litigation or proceeding affecting either Borrower or any Subsidiary (including, without limitation, any Environmental Claim) pending or to the best knowledge of the Company, threatened, in arbitration or before any Governmental Authority that would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Amendment or any other Loan Document or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

          SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5. COSTS, EXPENSES. The Company agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the

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other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of SECTION 11.4 of the Credit Agreement.

          SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  RAYOVAC CORPORATION


                                  By  /s/ Randall J. Steward
                                      ------------------------------------------
                                      Title: EVP and CFO


                                  VARTA CONSUMER BATTERIES GMBH &
                                  CO. KGAA


                                  By  /s/ Remy Burel
                                      ------------------------------------------
                                      Title: CEO


                                  By  /s/ Andreas Rouve
                                      ------------------------------------------
                                      Title:

                                  BANK OF AMERICA, N.A.,
                                  as Administrative Agent and as Lender


                                  By
                                      ------------------------------------------
                                      Title:

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                                  Agreed as of the date first above written


                                  ----------------------------------------------
                                  [Please type or print name of Lender Party]


                                  By
                                      ------------------------------------------
                                      Title:

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                                     CONSENT

                                                    Dated as of June 25, 2004


          Each of the undersigned, as Guarantors under, as applicable (i) the Guaranty dated as of October 1, 2002, (ii) the Restated Guaranty dated as of October 1, 2002 or (iii) any other guaranty issued by any Person of the Obligations of the Company or the Subsidiary Borrower, in each case (collectively, the "GUARANTY") in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

                                  ROV HOLDING, INC.

                                  By  /s/ Randall J. Steward
                                      ------------------------------------------
                                      Title: Vice President

                                  ROV INTERNATIONAL FINANCE COMPANY

                                  By  /s/ Randall J. Steward
                                      ------------------------------------------
                                      Title: Vice President

                                  RAYOVAC EUROPE GMBH

                                  By  /s Remy Burel
                                      ------------------------------------------
                                      Title: Managing Director


                                  By  /s/ Andreas Rouve
                                      ------------------------------------------
                                      Title: Managing Director

                                  ROV GERMAN GENERAL PARTNER GMBH

                                  By  /s/ Remy Burel
                                      ------------------------------------------
                                      Title: Managing Director

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                                  By  /s/ Andreas Rouve
                                      ------------------------------------------
                                      Title: Managing Director

                                  ROV GERMAN LIMITED GMBH

                                  By  /s/ Remy Burel
                                      ------------------------------------------
                                      Title: Managing Director


                                  By  /s/ Andreas Rouve
                                      ------------------------------------------
                                      Title: Managing Director

                                  RAYOVAC (UK) LTD.

                                  By  /s/ Remy Burel
                                      ------------------------------------------
                                      Title: Director

                                  ROVCAL, INC.

                                  By   /s/ Randall J. Steward
                                      ------------------------------------------
                                      Title:  Vice President & Treasurer